Business activity, current context and acquisition of Subsidiaries - Summary of fair value of the assets and liabilities of the acquired entities (Detail) - Izipay [Member] S/ in Thousands	Apr. 30, 2022 PEN (S/)
Assets
Cash	S/ 119,432
Trade accounts receivable and other receivables	178,982
Inventory	13,600
Deferred assets	102,687
Property, furniture and equipment, Note 8(a)	83,486
Right-of-use assets, Note 8(a)	6,593
Intangibles, Note 9(a)	331,421
Deferred income tax asset	11,014
Other assets	3,903
Liabilities
Financial obligations	26,251
Trade accounts payable and other payables	319,456
Deferred income	25,190
Lease liability	6,593
Other liabilities	223
Deferred income tax liability, Note 15(a)	86,541
Total identifiable net assets at fair value	386,864
Goodwill, Note 9(a)	238,429
Fair value of acquired entities	S/ 625,293